                                                                  Exhibit 10(d)


                                 CML GROUP, INC.
                        AND ITS UNDERSIGNED SUBSIDIARIES
                                 524 Main Street
                           Acton, Massachusetts 01720


                                                   Dated as of February 1, 1997


The First National Bank of Boston
BankAmerica Business Credit, Inc.
c/o The First National Bank of Boston,
     as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110

         Re:      Amendment No. 4 to Credit Agreement
                  -----------------------------------

Ladies and Gentlemen:

         We refer to the Revolving Credit Agreement, dated as of April 17, 1996 (as amended by a letter agreement dated as of June 5, 1996, by an Amendment No. 1 to Credit Agreement, Consent and Waiver dated as of October 15, 1996, by an Amendment No. 2 to Credit Agreement and Consent dated as of December 10, 1996, and by an Amendment No. 3 to Credit Agreement dated as of January 8, 1997, the "CREDIT AGREEMENT"), among (i) CML Group, Inc. ("CML"), (ii) NordicTrack, Inc., Nordic Advantage, Inc., Smith & Hawken, Ltd. and Biscuit Factory Publications Incorporated (d/b/a Hear Music), (iii) The First National Bank of Boston ("BANK OF BOSTON") and BankAmerica Business Credit, Inc. ("BANKAMERICA") (each a "LENDER" and collectively, the "LENDERS") and (ii) Bank of Boston, as administrative, collateral and documentation agent for the Lenders (the "ADMINISTRATIVE AGENT") and as Issuing Bank. Capitalized terms used and not otherwise defined in this letter agreement (this "AMENDMENT AGREEMENT") shall have the meanings assigned to such terms in the Credit Agreement.

         We have requested the undersigned Lenders to amend the Consolidated EBITDA and the EBITDA (NordicTrack) financial covenants set forth in
Section 11.1 and Section 11.5, respectively, of the Credit Agreement.

         The undersigned Lenders have advised us that they are prepared to so amend the Credit Agreement on the terms, subject to the conditions and in reliance on our representations contained herein.

         Accordingly, CML, the Borrowers and the undersigned Lenders hereby agree as follows:

         SECTION 1. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as set forth below.


                  (a) MINIMUM QUARTERLY CONSOLIDATED EBITDA. Section 11.1 of the
         Credit Agreement is amended by deleting the table set forth in such section and substituting in place thereof the following table:

                       QUARTER ENDING             MINIMUM CONSOLIDATED EBITDA
                       --------------             ---------------------------
                       July 1996                            $(27,750,000)
                       October 1996                         $(19,600,000)
                       January 1997                         $ (3,603,000)
                       April 1997                           $  6,450,000
                       July 1997                            $ (2,750,000)
                       October 1997                         $   (900,000)
                       January 1998                         $ 43,400,000
                       April 1998                           $ (2,900,000)
                       July 1998                            $  1,300,000
                       October 1998                         $   (900,000)
                       January 1999                         $ 43,400,000

                  (b) MINIMUM QUARTERLY EBITDA (NORDICTRACK). Section 11.5 of the Credit Agreement is amended by deleting the table set forth in such section and substituting in place thereof the following table:

                       QUARTER ENDING                   MINIMUM EBITDA
                       --------------                   --------------
                       July 1996                        $(26,300,000)
                       October 1996                     $(16,750,000)
                       January 1997                     $ (4,084,000)
                       April 1997                       $  8,850,000
                       July 1997                        $ (4,150,000)
                       October 1997                     $    600,000
                       January 1998                     $ 28,100,000
                       April 1998                       $  6,400,000
                       July 1998                        $ (1,000,000)
                       October 1998                     $    900,000
                       January 1999                     $ 28,400,000


         SECTION 2. CONDITIONS. The effectiveness of the amendments to the Credit Agreement described in Section 1 above is subject to satisfaction of the following conditions precedent:



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                                     -3-


                  (a) This Amendment Agreement shall have been duly authorized, executed and delivered to the Administrative Agent by CML, the Borrowers, the Lenders and the Administrative Agent.

                  (b) Each of the Guarantors and the Foreign Guarantors shall have duly authorized, executed and delivered to the Administrative Agent its consent to this Amendment Agreement, in form and substance satisfactory to the Administrative Agent.

                  (c) All representations and warranties of CML and the Borrowers contained in Section 3 of this Amendment Agreement shall be true and correct.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and CML hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) This Amendment Agreement has been duly executed and delivered by each of the Borrowers and CML. The execution and delivery by each of the Borrowers and CML of this Amendment Agreement and the performance by each of the Borrowers and CML of this Amendment Agreement and the Loan Documents, as amended hereby (collectively, the "AMENDMENT DOCUMENTS"), have been duly authorized by proper corporate proceedings by such Person, and each Amendment Document to which any of the Borrowers and CML is a party constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with the terms of such Amendment Document.

                  (b) The execution, delivery and performance of this Amendment Agreement by each of the Borrowers and CML (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which CML, any of the Borrowers or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to CML, any of the Borrowers or any of their Subsidiaries and (iv) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, CML, any of the Borrowers or any of their Subsidiaries.

                  (c) Each of the representations and warranties of any of CML, the Borrowers and their Subsidiaries contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement are true as of the date as of which they were made and are true as of the date of this Amendment Agreement, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and except to the extent that such representation and warranties relate expressly to any earlier date.

                  (d) After the amendments to the Credit Agreement described in
         Section 1 above become effective, no Default or Event of Default will be continuing under the Credit Agreement.

         SECTION 4. CONTINUED VALIDITY OF LOAN DOCUMENTS. Except for the amendment of the Credit Agreement pursuant to Section 1 hereof, this Amendment Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

         SECTION 5. LEGAL FEES. Each of the Borrowers and CML confirms and agrees that it shall pay or reimburse the Administrative Agent for all legal fees and disbursements of counsel for the Administrative Agent in connection with this Amendment Agreement and the financing arrangements governed by the Credit Agreement.

         SECTION 6. LOAN DOCUMENTS. From and after the date hereof, this Amendment Agreement shall be deemed a Loan Document for all purposes of the Credit Agreement, and each reference to Loan Documents in the Credit Agreement shall be deemed to include this Amendment Agreement.

         SECTION 7. APPLICABLE LAW. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

         SECTION 8. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                  Very truly yours,

                                  CML GROUP, INC.


                                  By:  /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Glenn E. Davis, Vice President - Finance

                                  NORDICTRACK, INC.
                                  NORDIC ADVANTAGE, INC.
                                  SMITH & HAWKEN, LTD.
                                  BISCUIT FACTORY PUBLICATIONS
                                    INCORPORATED (d/b/a HEAR MUSIC)


                                  By:  /s/ Glenn E. Davis
                                       ----------------------------------------
                                       Glenn E. Davis, Vice President




Agreed to and Accepted By:

THE FIRST NATIONAL BANK
    OF BOSTON, individually and as
    Administrative Agent, Co-Agent and Issuing Bank


By: /s/ Brent E. Shay
    -----------------------------------
    Brent E. Shay, Director

BANKAMERICA BUSINESS CREDIT, INC.,
    individually and as Co-Agent


By: /s/ Richard M. Levenson
    -----------------------------------
    Richard M. Levenson, Vice President

                  CONSENT OF GUARANTORS AND FOREIGN GUARANTORS
                  --------------------------------------------

         Each of the undersigned hereby acknowledges and consents to Amendment No. 4 to Credit Agreement, dated as of February 1, 1997, and agrees that the Guaranty dated as of April 17, 1996 executed by such Person in favor of the Administrative Agent and the Lenders or, as the case may be, the Foreign Guaranty dated in April 1996 executed by such Person in favor of the Administrative Agent and the Lenders, and all of the other Loan Documents to which such Person is a party remain in full force and effect, and such Person confirms and ratifies all of its obligations thereunder.



                                    OCR, INC.
                                    OBW, INC.
                                    WFH GROUP, INC.
                                    CML INTERNATIONAL (FSC), LTD.
                                    THE NATURE COMPANY LIMITED
                                    NORDICTRACK (U.K.) LTD.
                                    NORDIC ADVANTAGE OF
                                      ONTARIO, INC.
                                    OTNC, INC.


                                    By:  /s/ Glenn E. Davis
                                         ------------------------------
                                         Glenn E. Davis, Vice President


                                    NORDICTRACK GmbH



                                    By: /s/ Glenn E. Davis
                                         ------------------------------
                                    Title:  Vice President